Exhibit 10.3

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT OR ANY OTHER GUARANTIED PARTY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS CONTAINED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 5, 2018 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG ACF FINCO I LP, AS SENIOR AGENT, WILMINGTON SAVINGS FUND SOCIETY, FSB, AS SECOND LIEN AGENTAND WILMINGTON SAVINGS FUND SOCIETY, FSB, AS SUBORDINATED AGENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Agreement”), dated as of October 5, 2018, among the Persons listed on the signature pages hereof as “Guarantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Guarantor” and collectively, the “Guarantors”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, in its capacity as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Nuverra Environmental Solutions, Inc., a Delaware corporation (“Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and Agent are parties to that certain Bridge Term Loan Credit Agreement dated as of even date herewith (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender Group has agreed to make certain term loans available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by the Credit Agreement and this Agreement;

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents, and to induce the Lender Group to make term loans to Borrower as provided for in the Credit Agreement and the other Loan Documents, each Guarantor has agreed to guaranty the Guaranteed Obligations;

WHEREAS, in connection with the Credit Agreement, the Agent and Guarantors have agreed to enter into this Agreement in accordance with the terms herein; and

WHEREAS, each Guarantor is a Subsidiary of Borrower and, as such, will benefit by virtue of the term loans extended to Borrower by the Lender Group.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions; Construction.

(a)    All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto). In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i)    “Agent” has the meaning specified therefor in the preamble to this Agreement.

(ii)    “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(iii)    “Borrower” has the meaning specified therefor in the recitals to this Agreement.

(iv)    “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(v)    “Guarantor” and “Guarantors” have the respective meanings specified therefor in the preamble to this Agreement.

(vi)    “Guaranteed Obligations” means all of the Obligations now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), including the fees provided for in the Fee Letter, Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by Agent (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), any other member of the Lender Group in enforcing any rights under any of the Loan Documents. Without limiting the generality of the foregoing, Guaranteed Obligations shall include all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to Agent or any other member of the Lender Group but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving Borrower or any guarantor.

(vii)    “Guaranty” means the guaranty set forth in Section 2 hereof.

(viii)    “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(ix)    “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

(b)    Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Credit Agreement). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to the satisfaction, repayment, or payment in full of the Guaranteed Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all Lender Group Expenses that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under any other Loan Document, (ii) the receipt by Agent of cash collateral in order to secure any other contingent Guaranteed Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys fees and legal expenses), such cash collateral to be in such amount as Agent and the Required Lenders reasonably determine is appropriate to secure such Guaranteed Obligations, and (iii) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(c)    All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.    Guaranty.

(a)    In recognition of the direct and indirect benefits to be received by Guarantors from the proceeds of the Term Loans and by virtue of the Term Loans to be made to Borrower, each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guaranteed Obligations. If any or all of the Obligations constituting Guaranteed Obligations becomes due and payable, each of the

Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Agent, for the benefit of the Lender Group, together with any and all expenses (including Lender Group Expenses) that may be incurred by Agent or any other member of the Lender Group in demanding, enforcing, or collecting any of the Guaranteed Obligations. If claim is ever made upon Agent or any other member of the Lender Group for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guaranteed Obligations and any of Agent or any other member of the Lender Group repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Guarantor, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

(b)    Additionally, each of the Guarantors unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to Agent, for the benefit of the Lender Group, whether or not due or payable by any Loan Party upon the occurrence of any of the events specified in Section 8.4 or 8.5 of the Credit Agreement, and irrevocably and unconditionally promises to pay such indebtedness to Agent, for the benefit of the Lender Group, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.

(c)    The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any other guaranty of the Guaranteed Obligations, whether executed by any other Guarantor or by any other Person, and the liability of each of the Guarantors hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Guarantor, (iii) any payment made to Agent or any other member of the Lender Group on account of the Obligations which Agent or such other member of the Lender Group repays to any Guarantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (iv) any action or inaction by Agent or any other member of the Lender Group, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Obligations or of any security therefor.

(d)    This Guaranty includes all present and future Guaranteed Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Agent, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any member of the Lender Group in existence on the date of such revocation, (iv) no payment by any Guarantor, Borrower, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Lender Group) and its successors, transferees, or assigns.

(e)    The guaranty by each of the Guarantors hereunder is a guaranty of payment and not of collection. The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or any other Person and whether or not any other Guarantor or any other Person be joined in any such action or actions. Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Guarantor or other circumstance which operates to toll any statute of limitations as to any Guarantor shall operate to toll the statute of limitations as to each of the Guarantors.

(f)    Each of the Guarantors authorizes Agent, the other members of the Lender Group without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:

(i)    change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter: (A) any of the Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Obligations as so changed, extended, renewed, or altered;

(ii)    take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations or any of the Guaranteed Obligations (including any of the obligations of all or any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;

(iii)    exercise or refrain from exercising any rights against any Guarantor;

(iv)    release or substitute any one or more endorsers, guarantors, any Guarantor, or other obligors;

(v)    settle or compromise any of the Obligations, any security therefor, or any liability (including any of those of any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Guarantor to its creditors;

(vi)    apply any sums by whomever paid or however realized to any liability or liabilities of any Guarantor to Agent or any other member of the Lender Group regardless of what liability or liabilities of such Guarantor remain unpaid;

(vii)    consent to or waive any breach of, or any act, omission, or default under, this Agreement, any other Loan Document, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement this Agreement, any other Loan Document, or any of such other instruments or agreements; or

(viii)    take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of one or more of the Guarantors from all or part of its liabilities under this Guaranty.

(g)    It is not necessary for Agent or any other member of the Lender Group to inquire into the capacity or powers of any of the Guarantors or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

(h)    Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any member of the Lender Group with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Guarantor or whether any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:

(i)    any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(ii)    any change in the time, manner, or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit;

(iii)    any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv)    the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Agent or any other member of the Lender Group;

(v)    any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor;

(vi)    any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any other Guarantor or any guarantors or sureties;

(vii)    any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any Guarantor; or

(viii)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other guarantor or surety.

(i)    Waivers.

(i)    Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent or any other member of the Lender Group to (i) proceed against any other Guarantor or any other Person, (ii) proceed against or exhaust any security held from any other Guarantor or any other Person, or (iii) protect, secure, perfect, or insure any security interest or lien on any property subject thereto or exhaust any right to take any action against any other Guarantor, any other Person, or any collateral, or (iv) pursue any other remedy in any member of the Lender Group’s power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of any Guarantor or any other Person, other than payment of the Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of any Guarantor or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Guarantor other than payment of the Obligations to the extent of such payment. Agent may exercise any other right or remedy Agent or any other member of the Lender Group may have against any Guarantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Guaranteed Obligations have been paid.

(ii)    Each of the Guarantors waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations. Each of the Guarantors waives notice of any Default or Event of Default under any of the Loan Documents. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Guarantor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Agent nor any of the other members of the Lender Group shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks.

(iii)    To the fullest extent permitted by applicable law, each Guarantor hereby waives: (A) any right to assert against any member of the Lender Group, any defense (legal or equitable), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against Borrower or any other party liable to any member of the Lender Group; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties; and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(iv)    No Guarantor will exercise any rights that it may now or hereafter acquire against any Guarantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any other member of the Lender Group against any Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Guarantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and all of the Commitments have been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group, and shall forthwith be paid to Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Guarantor (the “Foreclosed Grantor”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Grantor whether pursuant to this Agreement or otherwise.

(v)    Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

3.    [Reserved].

4.    [Reserved].

5.    [Reserved].

6.    [Reserved].

7.    [Reserved].

8.    Relation to Other Loan Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)    Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b)    Intercreditor Agreement. Notwithstanding any provision contained herein, (i) this Agreement and the rights, remedies, duties and obligations provided for herein are subject to the Intercreditor Agreement and (ii) in the event of a conflict between any provision in this Agreement and a provision in the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

9.    [Reserved].

10.    [Reserved].

11.    [Reserved].

12.    Agent May Perform. If any Guarantor fails to perform any agreement contained herein, Agent may itself perform (but shall not be obligated to perform), or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Guarantors.

13.    Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Guaranteed Obligations, for the benefit of the Lender Group, and shall not impose any duty upon Agent to exercise any such powers. Except for the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any property or assets of the Guarantors or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any property or assets of the Guarantors. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any property or assets of the Guarantors in its actual possession if such property or assets is accorded treatment substantially equal to that which Agent accords its own property.

14.    [Reserved].

15.    [Reserved].

16. [Reserved].

17. [Reserved].

18. Remedies Cumulative. Each right, power, and remedy of Agent or any other member of the Lender Group as provided for in this Agreement, the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent or any other member of the Lender Group, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group of any or all such other rights, powers, or remedies.

19. Marshaling. Agent shall not be required to marshal any present or future collateral security for, or other assurances of payment of, the Guaranteed Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Guarantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Guaranteed Obligations or under which any of the Guaranteed Obligations is outstanding or by which any of the Guaranteed Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Guarantor hereby irrevocably waives the benefits of all such laws.

20. Indemnity and Expenses.

(a) Each Guarantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Guarantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Guaranteed Obligations.

(b) Guarantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the exercise or enforcement of any of the rights of Agent hereunder or (iii) the failure by any Guarantor to perform or observe any of the provisions hereof.

21. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Guarantor to which such amendment applies.

22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Guarantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23. Assignments under Credit Agreement.

(a) This Agreement shall (i) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (ii) be binding upon each Guarantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (ii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full of the Guaranteed Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Guaranty made hereby shall terminate. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Guarantor to Agent nor any additional Term Loans or other loans made by any Lender to Borrower, nor any other act of the Lender Group, or any of them, shall release any Guarantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

(b) Each Guarantor agrees that, if any payment made by any Guarantor or other Person and applied to the Guaranteed Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any collateral are required to be returned by Agent or any other member of the Lender Group to such Guarantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of any Lien or other collateral securing such obligation or the amount of such payment.

24. Survival. All representations and warranties made by the Guarantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated.

25. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH GUARANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH GUARANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GUARANTOR IN THE COURTS OF ANY JURISDICTION.

(e) NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE AGENT, ANY LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

26. New Subsidiaries. Pursuant to Section 5.6 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Guarantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Guarantor and Guarantor hereunder with the same force and effect as if originally named as a Guarantor and Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

27. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Lender Group.

28. Miscellaneous.

(a) This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Guarantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GUARANTORS:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By: /s/ Edward A. Lang
Name: Edward A. Lang
Title: Executive Vice President and Chief Financial Officer

1960 WELL SERVICES, LLC
BADLANDS LEASING, LLC
BADLANDS POWER FUELS, LLC, a Delaware limited liability company
BADLANDS POWER FUELS, LLC, a North Dakota limited liability company
HECKMANN WATER RESOURCES CORPORATION
HECKMANN WATER RESOURCES (CVR), INC.
HECKMANN WOODS CROSS, LLC
HEK WATER SOLUTIONS, LLC
IDEAL OILFIELD DISPOSAL, LLC
LANDTECH ENTERPRISES, L.L.C.
NES WATER SOLUTIONS, LLC
NUVERRA TOTAL SOLUTIONS, LLC

By: /s/ Edward A. Lang
Name: Edward A. Lang
Title: Vice President and Treasurer

[SIGNATURE PAGE TO GUARANTY AGREEMENT]

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

	By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

[SIGNATURE PAGE TO GUARANTY AGREEMENT]

ANNEX 1 TO GUARANTY AGREEMENT

FORM OF JOINDER

Joinder No.          (this “Joinder”), dated as of                          20    , to the Guaranty Agreement, dated as of [•], 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Guarantors” and each, individually, a “Guarantor”) and WILMINGTON SAVINGS FUND SOCIETY, FSB, in its capacity as agent for the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Bridge Term Loan Credit Agreement dated as of [•], 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain term loans available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, Guarantors have entered into the Guaranty Agreement in order to induce the Lender Group to make term loans to Borrower as provided for in the Credit Agreement and the other Loan Documents;

WHEREAS, pursuant to Section 5.6 of the Credit Agreement and Section 26 of the Guaranty Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty Agreement, and the joinder to the Guaranty Agreement by the undersigned new Guarantor or Guarantors (collectively, the “New Guarantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group; and

WHEREAS, each New Guarantor (a) is [an Affiliate] [a Subsidiary] of Borrower and, as such, will benefit by virtue of the term loans extended to Borrower by the Lender Group and (b) by becoming a Guarantor will benefit from certain rights granted to the Guarantors pursuant to the terms of the Loan Documents.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Guarantor hereby agrees as follows:

Annex I-1

1. In accordance with Section 26 of the Guaranty Agreement, each New Guarantor, by its signature below, becomes a “Guarantor” and “Guarantor” under the Guaranty Agreement with the same force and effect as if originally named therein as a “Guarantor” and “Guarantor” and each New Guarantor hereby agrees to all of the terms and provisions of the Guaranty Agreement applicable to it as a “Guarantor” thereunder. In furtherance of the foregoing, each New Guarantor hereby jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guaranteed Obligations. Each reference to a “Guarantor” or “Guarantor” in the Guaranty Agreement shall be deemed to include each New Guarantor. The Guaranty Agreement is incorporated herein by reference.

2. Each New Guarantor represents and warrants to Agent, the Lender Group that this Joinder has been duly executed and delivered by such New Guarantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5. This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6. The Guaranty Agreement, as supplemented hereby, shall remain in full force and effect.

7. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER, SET FORTH IN SECTION 25 OF THE GUARANTY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Annex I-2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty Agreement to be executed and delivered as of the day and year first above written.

NEW GUARANTORS:	[NAME OF NEW GUARANTOR]

By:
Name:
Title:

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:
Agreed and accepted:

[NAME OF GUARANTOR (EXCLUDING NEW GUARANTORS)]

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER NO. ___ TO GUARANTY AGREEMENT]